                                                                EXECUTION COPY




                            SERIES 1999-B SUPPLEMENT

                            dated as of June 17, 1999

                                       to

                            SPREAD ACCOUNT AGREEMENT

                           dated as of March 25, 1993,

                             as amended and restated

                             as of November 19, 1998

                                      among

                             ARCADIA FINANCIAL LTD.

                        ARCADIA RECEIVABLES FINANCE CORP.

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                TABLE OF CONTENTS
                                                                                        Page
                                Article I.

                                DEFINITIONS

Section 1.1        Definitions.............................................................2
Section 1.2        Rules of Interpretation.................................................5

                                Article II.

          CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

Section 2.1        Series 1999-B Credit Enhancement Fee....................................6
Section 2.2        Series Supplements......................................................6
Section 2.3        Grant of Security Interest by Arcadia Financial and the Seller..........6

                               Article III.

                              SPREAD ACCOUNT

Section 3.1        Establishment of Series 1999-B Spread Account; Initial Deposit into
                   Series 1999-B Spread Account............................................7
Section 3.2        Spread Account Additional Deposits......................................8

                                Article IV.

                               MISCELLANEOUS

Section 4.1        Further Assurances......................................................8
Section 4.2        Governing Law...........................................................8
Section 4.3        Counterparts............................................................8
Section 4.4        Headings................................................................8

                   Schedule I

                            SERIES 1999-B SUPPLEMENT

         SERIES 1999-B SUPPLEMENT, dated as of June 17, 1999 (the "Series 1999-B Supplement"), by and among ARCADIA FINANCIAL LTD., a Minnesota corporation ("Arcadia Financial"), ARCADIA RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee under the Indenture and as Collateral Agent hereunder.


                                    RECITALS

         1. The parties hereto have previously entered into a Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of November 19, 1998 (the "Spread Account Agreement"), and, as contemplated by Section 2.02 of the Spread Account Agreement, this Series 1999-B Supplement constitutes a Series Supplement to the Spread Account Agreement so that hereafter this Series 1999-B Supplement shall form a part of the Spread Account Agreement for all purposes thereof, and all references herein and hereafter to the Spread Account Agreement shall mean the Spread Account Agreement, as supplemented hereby.

         2. Arcadia Automobile Receivables Trust, 1999-B (the "Series 1999-B Trust") is being formed contemporaneously herewith pursuant to the Series 1999-B Trust Agreement (as defined herein).

         3. Pursuant to the Series 1999-B Sale and Servicing Agreement, the Seller is selling to the Series 1999-B Trust all of its right, title and interest in and to the Initial Receivables (as defined in the Series 1999-B Sale and Servicing Agreement) and certain other Trust Property (as defined in the Series 1999-B Trust Agreement).

         4. Pursuant to the Series 1999-B Indenture, the Series 1999-B Trust is issuing the Series 1999-B Notes (as defined herein).

         5. The Seller has requested that Financial Security issue the Series 1999-B Note Policy to the Trustee to guarantee payment of the Scheduled Payments (as deemed in such Policy) on each Payment Date in respect of the Series 1999-B Notes.

         6. In partial consideration of the issuance of the Series 1999-B Note Policy, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth in the Spread Account Agreement and the Series 1999-B Indenture.

         7. The Seller is a wholly-owned special purpose subsidiary of Arcadia Financial. The Series 1999-B Trust has agreed to pay the Series 1999-B Credit

Enhancement Fee to the Seller in consideration of the obligations of the Seller and Arcadia Financial pursuant hereto and in consideration of the obligations of Arcadia Financial pursuant to the Series 1999-B Insurance Agreement (such obligations forming part of the Series 1999-B Insurer Secured Obligations as referred to herein). The Series 1999-B Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 1999-B Note Policy.

         8. In order to secure the performance of the Series 1999-B Secured Obligations, to further effect and enforce the subordination provisions to which the Series 1999-B Credit Enhancement Fee is subject, and in consideration of the receipt of the Series 1999-B Credit Enhancement Fee, Arcadia Financial and the Seller have agreed to pledge the Series 1999-B Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Trust, upon the terms and conditions set forth herein.


                                   AGREEMENTS

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. All terms defined in Section 1.1 of the Series 1999-B Sale and Servicing Agreement shall have the same meaning with respect to this Series 1999-B Supplement. The following terms shall have the following meanings:

         "COLLECTION ACCOUNT SHORTFALL" means, with respect to Series 1999-B and any Distribution Date, the Deficiency Claim Amount, as defined in the Series 1999-B Sale and Servicing Agreement, with respect to such Distribution Date.

         "DEEMED CURED" means with respect to Series 1999-B, (a) with respect to an event that has occurred pursuant to clause (A)(i) of the definition of Trigger Event, as of a Determination Date with respect to Series 1999-B, that no event as specified in clause (A)(i) of the definition thereof with respect to such Series shall have occurred as of such Determination Date or as of any of the two consecutively preceding Determination Dates, and (b) with respect to an event that has occurred pursuant to clause (A)(ii) or clause (A)(iii) of the definition of Trigger Event, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1999-B Closing Date, that no event specified in clause (A)(ii) or clause (A)(iii) of the definition of Trigger Event with respect to such Series shall have occurred as of such Determination Date.

         "INITIAL PRINCIPAL AMOUNT" means $650,000,000 with respect to Series 1999-B.

         "INITIAL SPREAD ACCOUNT DEPOSIT" means $0 for Series 1999-B.

         "INITIAL SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1999-B and any Distribution Date, an amount equal to the greater of (i) 9% of the Series 1999-B Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

         "SERIES 1999-B BALANCE" means, with respect to Series 1999-B and any Distribution Date, the aggregate principal amount of the Series 1999-B Notes as of such Distribution Date (after giving effect to the distributions in respect of principal on the Notes made on such Distribution Date).

         "SERIES 1999-B COLLATERAL" has the meaning specified in Section 2.3(a) hereof.

         "SERIES 1999-B CREDIT ENHANCEMENT FEE" means the amount distributable on each Distribution Date pursuant to Section 4.6(vi) and (vii) of the Series 1999-B Sale and Servicing Agreement.

         "SERIES 1999-B INDENTURE" means the Indenture, dated as of June 1, 1999, among the Series 1999-B Trust, the Trustee and the Indenture Collateral Agent.

         "SERIES 1999-B NOTE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Series 1999-B Notes.

         "SERIES 1999-B NOTES" means the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes issued pursuant to the Series 1999-B Indenture.

         "SERIES 1999-B OWNER TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, or its successor in interest, and any successor Owner Trustee appointed as provided in the Series 1999-B Trust Agreement.

         "SERIES 1999-B RECEIVABLE" means each Receivable referenced on the Schedule of Receivables attached to the Series 1999-B Sale and Servicing Agreement, as supplemented from time to time during the Funding Period by one or more Subsequent Transfer Agreements.

         "SERIES 1999-B RESERVE ACCOUNT" means the Reserve Account established pursuant to Section 4.1(d) of the Series 1999-B Sale and Servicing Agreement.

         "SERIES 1999-B SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of June 1, 1999, among the Series 1999-B Trust, Arcadia Financial, in its individual capacity and as Servicer, the Seller and the Backup Servicer, as such agreement may be supplemented, amended or modified from time to time.

         "SERIES 1999-B SECURED OBLIGATIONS" means the Insurer Secured Obligations and the Trustee Secured Obligations with respect to Series 1999-B.

         "SERIES 1999-B SPREAD ACCOUNT" means the Spread Account established pursuant to Section 3.1(a) hereof.

         "SERIES 1999-B SUPPLEMENT" means this Series 1999-B Supplement which constitutes a Series Supplement to the Spread Account Agreement.

         "SERIES 1999-B TRUST AGREEMENT" means the Trust Agreement, dated as of June 1, 1999, among the Seller, Financial Security and the Series 1999-B Owner Trustee.

         "SPREAD ACCOUNT ADDITIONAL DEPOSIT" means, with respect to Series 1999-B and any Subsequent Transfer Date, an amount equal to 0.00% of the aggregate Principal Balance (as of the related Subsequent Cutoff Date) of the Subsequent Receivables being transferred to the Series 1999-B Trust on such Subsequent Transfer Date or such greater amount as required by the Rating Agencies to confirm that the rating assigned to the Series 1999-B Notes will be in the highest category by such Rating Agencies.

         "SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1999-B and any Distribution Date:

                  (i) if no Insurance Agreement Event of Default with respect to Series 1999-B has occurred and is continuing, no Capture Event has occurred and is continuing, no Trigger Event has occurred on the related Determination Date, and if any Trigger Event with respect to Series 1999-B has occurred as of a prior Determination Date, such Trigger Event is Deemed Cured as of the related Determination Date, the Initial Spread Account Maximum Amount with respect to Series 1999-B and such Distribution Date;

                  (ii) if an event specified in clause (A) of the definition of Trigger Event with respect to Series 1999-B has occurred as of the Determination Date or has occurred as of a prior Distribution Date (and whether or not a Trigger Event shall occur or shall have occurred in connection with such event), and such event is not Deemed Cured as of the related Determination Date and no Insurance Agreement Event of Default with respect to Series 1999-B has occurred and is continuing and no Capture Event has occurred and is continuing, the Spread Account Maximum Amount shall be equal to the greater of (i) 12% of the Series 1999-B Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date; or

                  (iii) if (A) an Insurance Agreement Event of Default with respect to Series 1999-B has occurred and is continuing or (B) a Capture Event has occurred and is continuing as of the related Determination Date, the Spread Account Maximum Amount shall be equal to the greater of (i) 25% of the Series 1999-B

         Balance as of the close of business on such Distribution Date and
         (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

        "SPREAD ACCOUNT MINIMUM AMOUNT" means, with respect to Series 1999-B and any Distribution Date, an amount equal to the greater of:

                  (i)      $100,000, and

                  (ii)     the lesser of:

                           (A) 2.0% of the Initial Principal Amount of Series
                               1999-B, and

                           (B) the Series 1999-B Balance.

         "TRIGGER EVENT" means, with respect to Series 1999-B and as of a Determination Date, the occurrence of any of the events specified in clause (A) together with the occurrence of the event specified in clause (B):

         (A)      (i)      the Average Delinquency Ratio for such
                           Determination Date shall be 8.26% or greater;

                  (ii) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth in Column A of Schedule I attached hereto corresponding to such Determination Date;

                  (iii) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth in Column B of Schedule I attached hereto corresponding to such Determination Date;

         (B) The amount specified with respect to such Series in the last sentence of Section 2.09(f) of the Spread Account Agreement is positive on such Determination Date, and such amount has not been deposited in the related Tag Account on such Determination Date.

         Section 1.2 RULES OF INTERPRETATION. The terms "hereof," "herein," "hereto" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Series 1999-B Supplement. Unless otherwise indicated in context, the terms "Article," "Section" or "Exhibit" shall refer to an Article or Section of, or Exhibit to, this Series 1999-B Supplement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                  ARTICLE II.

           CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

         Section 2.1 SERIES 1999-B CREDIT ENHANCEMENT FEE. The Series 1999-B Sale and Servicing Agreement provides for the payment to the Seller of the Series 1999-B Credit Enhancement Fee, to be paid to the Seller by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Seller and Arcadia Financial hereby agree that payment of the Series 1999-B Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the Series 1999-B Sale and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Seller or Arcadia Financial for the obligations of the Seller pursuant hereto and the obligations of Arcadia Financial pursuant hereto (including, without limitation, the transfer by the Seller to the Collateral Agent of the Initial Spread Account Deposit with respect to Series 1999-B) and pursuant to the Series 1999-B Insurance Agreement. The Seller and Arcadia Financial hereby agree with the Trustee and with Financial Security that payment of the Series 1999-B Credit Enhancement Fee to the Seller is expressly conditioned on subordination of the Series 1999-B Credit Enhancement Fee to payments on the Notes and Certificates (if any) of any Series, payments of amounts due to Financial Security and the other obligations of the Trusts, in each case to the extent provided in Section 4.6 of the Standard Terms and Conditions or Section 4.6 of the related Sale and Servicing Agreement, as applicable, and Section 3.03 of the Spread Account Agreement, and the Security Interest of the Secured Parties in the Series 1999-B Collateral is intended to effect and enforce such subordination and to provide security for the Series 1999-B Secured Obligations and subject to the terms hereof the Secured Obligations with respect to other Series.

         Section 2.2 SERIES SUPPLEMENTS. As provided in and subject to the conditions specified in Section 2.02 of the Spread Account Agreement, the parties hereto are entering into this Series 1999-B Supplement with respect to the Series 1999-B Securities.

         Section 2.3 GRANT OF SECURITY INTEREST BY ARCADIA FINANCIAL AND THE SELLER.

         (a) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller (and Arcadia Financial, to the extent it may have any rights therein) hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties to secure the Secured Obligations, a lien on and security interest in (which lien and security interest is intended to be prior to all other liens, security interests or other encumbrances), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1999-B Collateral"):

          (i) the Series 1999-B Credit Enhancement Fee and all rights and remedies that the Seller may have to enforce payment of the Series 1999-B Credit Enhancement Fee whether under the Series 1999-B Sale and Servicing Agreement or otherwise;

          (ii) the Series 1999-B Spread Account established pursuant to Section
     3.1 of this Series 1999-B Supplement and Section 3.01 of the Spread Account Agreement, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, all monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

          (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1999-B Spread Account; and

          (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

               (b) In order to effectuate the provisions and purposes of this Series 1999-B Supplement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Series 1999-B Supplement, executed and filed an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to ensure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1999-B Collateral which can be perfected by the filing of a financing statement.

                                  ARTICLE III.

                                 SPREAD ACCOUNT

         Section 3.1 ESTABLISHMENT OF SERIES 1999-B SPREAD ACCOUNT; INITIAL DEPOSIT INTO SERIES 1999-B SPREAD ACCOUNT.

         (a) On or prior to the Closing Date, the Collateral Agent shall establish with respect to Series 1999-B, at its office or at another depository institution or trust company, an Eligible Account, designated "Spread Account - Series 1999-B - Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Series 1999-B Spread Account").

         (b) On the Closing Date relating to Series 1999-B, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to Series 1999-B received from the Seller into the Series 1999-B Spread Account.

         Section 3.2 SPREAD ACCOUNT ADDITIONAL DEPOSITS. On each Subsequent Transfer Date, the Series 1999-B Trust will, pursuant to Section 2.4 of the Series 1999-B Sale and Servicing Agreement, deliver on behalf of the Seller the Spread Account Additional Deposit for such Subsequent Transfer Date to the Collateral Agent. The Collateral Agent shall deposit each such Spread Account Additional Deposit received from the Series 1999-B Trust into the Series 1999-B Spread Account.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         Section 4.1 FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Series 1999-B Supplement or to confirm or perfect any transaction described or contemplated herein.

         Section 4.2 GOVERNING LAW. This Series 1999-B Supplement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

         Section 4.3 COUNTERPARTS. This Series 1999-B Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         Section 4.4 HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Series 1999-B Supplement are provided for convenience only. They form no part of this Series 1999-B Supplement and shall not affect its construction or interpretation.

         IN WITNESS WHEREOF, the parties hereto have executed this Series 1999-B Supplement as of the date set forth on the first page hereof.

                                     ARCADIA FINANCIAL LTD.


                                     By:          /S/ JOHN A. WITHAM
                                          -------------------------------------
                                          Name:   John A. Witham
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer


                                     ARCADIA RECEIVABLES FINANCE CORP.


                                     By:          /S/ JOHN A. WITHAM
                                          -------------------------------------
                                          Name:   John A. Witham
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer


                                     FINANCIAL SECURITY ASSURANCE INC.


                                     By:          /S/ SCOTT GORDON
                                          -------------------------------------
                                                  Authorized Officer


                                     NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:          /S/ EILEEN R. O'CONNOR
                                          -------------------------------------



                                     NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Collateral Agent


                                     By:          /S/ EILEEN R. O'CONNOR
                                          -------------------------------------


                                                                                           SCHEDULE I

Determination Date*                     Cumulative Default Rate               Cumulative Net Loss Rate
       (month)                                 (Column A)                           (Column B)

       0 to 3                                    2.11%                                1.05%
       3 to 6                                    4.21%                                2.11%
       6 to 9                                    6.10%                                3.05%
       9 to 12                                   7.79%                                3.90%
      12 to 15                                  10.03%                                5.02%
      15 to 18                                  12.07%                                6.04%
      18 to 21                                  13.85%                                6.93%
      21 to 24                                  15.40%                                7.70%
      24 to 27                                  16.21%                                8.10%
      27 to 30                                  16.86%                                8.43%
      30 to 33                                  17.43%                                8.71%
      33 to 36                                  17.92%                                8.96%
      36 to 39                                  18.15%                                9.08%
      39 to 42                                  18.34%                                9.17%
      42 to 45                                  18.49%                                9.25%
      45 to 48                                  18.62%                                9.31%
      48 to 51                                  18.73%                                9.36%
      51 to 54                                  18.81%                                9.41%
      54 to 57                                  18.88%                                9.44%
      57 to 60                                  18.93%                                9.46%
      60 to 63                                  18.96%                                9.48%
      63 to 66                                  18.98%                                9.49%
      66 to 69                                  18.99%                                9.50%
    69 and higher                               19.00%                                9.50%


--------
* Such Determination Date occurring after the designated calendar months succeeding the Series 1999-B Closing Date appearing first in the column below, and prior to or during the designated calendar months succeeding the Series 1999-B Distribution Date appearing second in the column below.